UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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ADTRAN, Inc.

(Name of Registrant as Specified in its Charter)

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ADTRAN, INC.

901 EXPLORER BOULEVARD

HUNTSVILLE, AL 35806

D74302-P68179

Your Vote Counts!

ADTRAN, INC.

2022 Annual Meeting

Vote by May 10, 2022 11:59 PM ET. For shares held in a

Plan, vote by May 09, 2022 11:59 PM ET.

You invested in ADTRAN, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2022.

Get informed before you vote

View the Notice and Proxy Statement for the 2022 Annual Meeting and the 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	May 11, 2022
vote without entering a	10:30 a.m, Central Time
control number
Virtually at: www.virtualshareholdermeeting.com/ADTN2022

*	Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board Recommends
Voting Items

1.	Election of Directors

Nominees:

1a.	Thomas R. Stanton	For

1b.	H. Fenwick Huss	For

1c.	Gregory J. McCray	For

1d.	Balan Nair	For

1e.	Jacqueline H. Rice	For

1f.	Kathryn A. Walker	For

2.	Non-binding approval of the compensation of ADTRAN’S named executive officers.	For

3.	Ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of ADTRAN for the fiscal year ending December 31, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D74303-P68179